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                                                                   Exhibit 10.47

                             FORWARD STOCK CONTRACT


To:                   Starwood Lodging Trust
                      2231 East Camelback Road
                      Suite 410
                      Phoenix, AZ 85016
Attn:                 Mr. Ronald Brown

To:                   Starwood Lodging Corporation
                      2231 East Camelback Road
                      Suite 400
                      Phoenix, AZ  85016
Attn:                 Mr. Alan Schnaid

From:                 Union Bank of Switzerland, London Branch
                      c/o UBS Securities LLC, as agent
                      299 Park Avenue
                      New York, NY 10171
Date:                 13 October 1997

Ladies and Gentlemen,

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to the "Transaction" shall be deemed to be references to a "Swap Transaction" solely for the purposes of the 1991 ISDA Definitions.

This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement dated as of 13 October 1997, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purposes of this Transaction.

The Agreement and each Confirmation thereunder will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

I.      THE TRANSACTION

Starwood Lodging Trust, a Maryland real estate investment trust (the "Trust"), Starwood Lodging Corporation, a Maryland corporation ("SLC") (the Trust and SLC being sometimes collectively referred to as the Company) and Union Bank of Switzerland, London Branch ("UBS") acting through UBS Securities LLC as its agent for each purchase or sale of Securities ("UBS LLC"), hereby agree to

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                             FORWARD STOCK CONTRACT

make the payments and deliveries provided for in Sections III, IV and V hereof, all on the terms more particularly specified herein (this "Confirmation").

II.     DEFINITIONS

For the purposes of this Confirmation, the following terms shall have the meanings set opposite:

Adjustments:                 In the event of:

                             (a) a subdivision, consolidation or
                             reclassification of the Paired Shares, or a free distribution or dividend of any Paired Shares to all existing holders of Paired Shares by way of bonus, capitalization or similar issue;

                             (b) a distribution or dividend to all existing holders of Paired Shares of (i) additional Paired Shares or (ii) other share capital or securities granting right to payment of dividends and/or the proceeds of liquidation of the Company equally or proportionally with such payments to holders of Paired Shares or (iii) any other type of securities, warrants or other assets, in any case for payment (cash or otherwise) at less than the prevailing market price; or

                             (c) any other event that has a diluting or concentrative effect on the value of the Underlying Shares (other than (i) the issuance by the Company to its employees, officers and directors of options to purchase Paired Shares, restricted Paired Shares or limited partnership units of SLC Operating Limited Partnership and SLT Realty Limited Partnership or (ii) the issuance by the Company of Paired Shares for cash or in connection with any acquisition, merger, exchange offer or similar transaction, in each case approved by the Boards of Directors of SLC and the Trust).

                             an adjustment shall thereupon be effected to the Forward Price and/or the Underlying Shares at the time of such event with the intent that following such adjustment, the value of this Transaction is economically equivalent to the value immediately prior to the occurrence of the event causing the adjustment.

Calculation Agent:           UBS, whose calculations and determinations shall be
                             made in a commercially reasonable manner and shall be binding absent manifest error; provided that the Company my dispute any determination, adjustment or calculation by the Calculation Agent, or failure by the Calculation Agent to make any determination, adjustment or estimate required by this Confirmation, by notice to the Calculation Agent promptly following the day notice from the Calculation Agent to the Company of such determination, adjustment or calculation is effective or at any time the Company believes that the Calculation Agent has failed to make a determination, adjustment or calculation required by this Confirmation. If such dispute cannot be resolved within three Business Days following the day on which

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                             FORWARD STOCK CONTRACT



                             the Company's notice to the Calculation Agent is effective, then (i) the relevant party shall pay the amount, if any, that is not in dispute and (ii) the parties shall agree upon and appoint an independent third party to resolve the dispute, the determination of which shall be final and binding absent manifest error.

Calculation Period:          Means each period commencing on and including:

                             (i) in the case of the first Calculation Period, the Effective Date and ending on but excluding the first Interim Settlement Date, and

                             (ii) for each period thereafter, an Interim
                             Settlement Date and ending on but excluding the earlier of the next following Interim Settlement Date or Day S.

                             If there is a Partial Settlement, then (i) the Calculation Period for the Settlement Shares covered by such Partial Settlement Share shall end on Day S for such Partial Settlement and (ii) the Calculation Period for the remaining Underlying Shares shall be determined without regard to such Partial Settlement.

Collateral Release Shares:   Paired Shares delivered pursuant to Section V.C.

Collateral Valuation Date:   In the event that the Company chooses to post cash
                             collateral pursuant to Section V. or VI. any day upon which the amount of collateral required is calculated.

Compounding Period:          Means each period commencing on and including:

                             (i) in the case of the first Compounding Period, the Effective Date and ending on but excluding the first Reset Date, and

                             (ii) for each period thereafter, a Reset Date and ending on (but excluding) the earlier of the next following Reset Date or Day S.

                             If there is a Partial Settlement, then(i) the Compounding Period for the Settlement Shares covered by such Partial Settlement shall end on Day S for such Partial Settlement and (ii) the Compounding Period for the remaining Underlying Shares shall be determined without regard to such Partial Settlement.

Customer Account:            the account established in favor of the Company
                             pursuant to the Customer Account Agreement dated the date hereof between the Company and UBS
                             Securities LLC

Daycount                     Actual/360

Day S: For Settlement pursuant to Section III. or VI. or Interim Net Stock Settlement pursuant to Section IV., the day upon which settlement activities shall begin.

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                             FORWARD STOCK CONTRACT

Dividend Amount:             A) Means, on each Reset Date or Day S an amount in
                             U.S. Dollars equal to:

                             (i) the sum of all cash distributions paid on a single Common Share during the relevant Compounding Period; plus

                             (ii) an amount representing interest that could have been earned on such distributions at the LIBOR rate plus Spread for a Designated Maturity of 1 month for the period from the date that such distributions would have been received by a holder of such Paired Shares until such Reset Date, or Day S, as the case may be.

                             B) Separately, and not included in Dividend Amount, UBS will cause UBS LLC to pay to the Company on the Business Day after the relevant dividend payment date declared by the Company's Board of Directors,
                             (i) all cash dividends on Paired Shares that have gone ex-dividend, but on which dividends have not been paid, prior to the end of the final Compounding Period for any settlement, based on a number of Paired Shares equal to the number of Settlement Shares for such settlement, (ii) all cash dividends received by UBS at any time, on Paired Shares delivered by the Company pursuant to
                             Section III. E. that have gone ex-dividend after Day S but prior to the end of the Unwind Period for any settlement, and (iii) all cash dividends paid on Paired Shares held in the Customer
                             Account.


Effective Date:              15 October 1997

Exchange Trading Day:        Each day on which the Relevant Exchange is open for
                             trading.

Forward Price:               On each Reset Date or Day S, the Forward Price
                             shall be determined for such day by:

                             a) multiplying the Initial Price for the Compounding Period by the sum of

                             1 plus (i) LIBOR; determined as of the previous Reset Date for a Designated Maturity of 1 month, plus (ii) Spread; and

                             b) subtracting the Dividend Amount at that date;

                             provided however that if the Company delivers Interim Settlement Shares pursuant to Section IV. or Collateral Release Shares pursuant to Section V.C. during any Calculation Period, the Forward Price for purposes of determining the Initial Price for the first Compounding Period during such Calculation Period, shall be adjusted to a price equal to the closing price of the Paired Shares on the Exchange Trading Day immediately prior to the most recent Interim Settlement Date, adjusted up for any positive result or down for any negative result of the following formula:

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                             (ii) the Interim Settlement Amount for the most
                             recent Interim Settlement Date.

                             minus,

                             (i) (a) the number of Interim Settlement Shares or Collateral Release Shares, as the case may be, times (b) the average closing price of the Paired Shares on the five (5) Exchange Trading Days immediately following the receipt of the Interim Settlement Shares by UBS pursuant to Section IV.A. or the Collateral Release Shares pursuant to
                             Section V.C.

                             such result divided by,

                             (iii) the number of Underlying Shares.

Initial Price:               Means,

                             a) for the Compounding Period ending on the first Reset Date, an amount in U.S. Dollars equal to $57.25, and

                             b) for each subsequent Reset Date, the Forward Price as calculated on or adjusted as of the prior Reset Date.

Interim Settlement Dates:    15 January 1997, 15 April 1998, 15 July 1998,
                             subject to adjustment in accordance with the Modified Following Business Day convention.

Interim Settlement Amount:   on any Interim Settlement Date, the product of (a)
                             the number of Underlying Shares, and (b) the amount by which the Forward Price exceeds the closing price of the Paired Shares on the Exchange Trading
                             Day immediately prior to such Interim Settlement
                             Date.

Interim Settlement Shares:   (i) 110% times (ii) Interim Settlement Amount
                             divided by (iii) the closing price of the Paired
                             Shares on the Exchange Trading Day immediately prior to such Interim Settlement Date.

LIBOR means USD-LIBOR-BBA as such term is defined in the Agreement.

Mandatory Unwind Date:       In the case of a Mandatory Unwind Event specified
                             in clause (i) or the definition thereof, 1 Exchange
                             Trading Day after such Mandatory Unwind Event occurs. In the case of a Mandatory Unwind Event specified in clause (ii) of such provision, the date specified in the notice delivered to the Company (which date shall be at least 5 Business
                             Days after the date such notice becomes effective).

Mandatory Unwind             Mandatory
Thresholds:                  Unwind Thresholds       Unwind Share Limit
                                  $40.00             up to 25% of Underlying
                                                     Shares

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                             FORWARD STOCK CONTRACT



                             $37.00             50%
                             $35.50             75%
                             $34.00            100%

Maturity Date:               One (1) year after the Effective Date, subject to
                             extension upon the written approval of UBS in its sole discretion.

Paired Shares:               Shares of beneficial interest, $0.01 par value per
                             share, of the Trust (the "Trust Shares") and shares of Common Stock, par value $0.01 per share, of SLC
                             (the "SLC Shares"), which are paired and traded as a unit consisting of one (1) Trust Share and one
                             (1) SLC Share.

Partial Settlement:          Any contemplated settlement, pursuant to sections
                             III. or VI., in which the designated Settlement
                             Shares are less than Underlying Shares.

Preliminary Net Stock
Settlement Shares:           All Paired Shares delivered by the Company pursuant
                             to Section III.E.2 and III.E.3(b) (other than
                             Paired Shares delivered after the Unwind Period).

Relevant Exchange:           Means, with respect to any Exchange Trading Day,
                             the principal Stock Exchange on which the Paired
                             Shares are traded on that day.

Reset Dates:                 13 November 1997, 13 December 1997, 13 January
                             1998, 13 February 1998, 13 March 1998, 13 April
                             1998, 13 May 1998, 13 June 1998, 13 July 1998, 13
                             August 1998, 13 September 1998, 13 October 1998, subject to adjustment in accordance with the Modified Following Business Day convention.

Settlement Amount:           The product of the Settlement Price and the
                             Settlement Shares.

Settlement Disruption Event: Means an event beyond the control of the parties as a result of which The Depository Trust Company ("DTC") or any successor depository cannot effect a transfer of the Settlement Shares or the Paired Shares. If there is a Settlement Disruption Event on a Valuation Date, then the transfer of the Paired Shares that would otherwise be due to be made by UBS LLC for the account of UBS or the transfer of the Paired Shares that would otherwise be due to be made by the Company, as applicable, on that date shall take place on the first succeeding Exchange Trading Day on which settlement can take place through DTC, provided that if such a Settlement Disruption Event persists for five consecutive Business Days, then the Party obliged to deliver such Settlement Shares shall use its best efforts to cause such Shares to be delivered promptly thereafter to the other Party in any commercially reasonable manner.

Settlement Price:            If Day S is a Reset Date, the Forward Price. If Day
                             S is not a Reset Date, the Forward Price adjusted for LIBOR breakage adjustments (either positive or negative) for the Settlement Shares for the period

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                             FORWARD STOCK CONTRACT




                             from Day S to the next following Reset Date. Any breakage adjustments shall be calculated by the Calculation Agent in accordance with normal industry standards.

Settlement Shares:           The number of shares up to the full number of
                             Underlying Shares subject to settlement under
                             Section III. or VI.

Spread:                      1.50% per annum.

Stock Exchange:              Means the New York Stock Exchange, the American
                             Stock Exchange or NASDAQ.

Stock Settlement
Unwind Price:                The daily average closing price of the Paired
                             Shares for Exchange Trading Days during the Unwind
                             Period.

Trade Date:                  13 October 1997

UBS LLC:                     UBS Securities LLC

Unwind Period:               In the event of Stock Settlement or Net Stock
                             Settlement, such number of Exchange Trading Days
                             (which shall not be more than 70; (subject to change based on mutual agreement) beginning on Day
                             S; provided that UBS may extend such period (such extension not to exceed 10 Exchange Trading Days) or upon the occurrence of a Market Disruption
                             Event.

Underlying Shares:           2,185,000 Paired Shares of the Company (ticker
                             "HOT"), subject to adjustment in the event of Partial Settlements.

Valuation Date:              In the case of determining any Cash Settlement
                             value, Net Stock Settlement Shares or Stock
                             Settlement Shares, Day S, the day preceding Day S and all Exchange Trading Days during the Unwind
                             Period; in the case of determining any Preliminary
                             Stock Settlement Shares or Preliminary Net Stock
                             Settlement Shares, the Exchange Trading Day immediately preceding Day S; in the case of determining the Interim Settlement Amount and related calculation, the day prior to the Interim
                             Settlement Date, and the 5 Exchange Trading Days following receipt of Interim Settlement Shares by UBS.

Valuation Time:              4:00 pm EST, or in the event the Relevant Exchange
                             closes early, such closing time.

III.    SETTLEMENT

A.      NOTICE AND PROCEDURES

1. The Company may on any Exchange Trading Day up to and including the Maturity Date, upon the giving of at least five (5) Business Days telephonic notice to UBS (the "Settlement

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Notice"), settle all or part of this Transaction. The Settlement Notice shall specify:

               (i) the Settlement Shares,

               (ii) the settlement method (Cash, Stock or Net Stock Settlement, as such methods are described below);

               (iii) the number of Exchange Trading Days in the Unwind Period, and

               (iv) Day S, which must be an Exchange Trading Day; provided however, that if Cash or Net Stock Settlement is selected and in UBS' reasonable judgement the settlement of the Settlement Shares would potentially violate or contravene any legal or regulatory prohibition or requirement applicable to UBS or cause UBS to contravene any established UBS corporate policy or compliance policy which relates to any legal or regulatory prohibition or requirement applicable to UBS (other than any corporate policy limiting the amount of UBS's investment in another entity) then UBS shall at least three (3) Business Days prior to the proposed Day S, notify the Company telephonically (confirmed by writing) of any such impediment and its estimate of the period during which such impediment will preclude UBS' ability to settle all or part of this Transaction.

               The Settlement Notice shall be effective only if the notice requirements specified above are fulfilled; provided, that if no settlement method is specified, then the settlement method shall be deemed to be Cash Settlement and provided further that the Company may upon telephonic notice to UBS at least one (1) Exchange Trading Day prior to the proposed Day S withdraw any Settlement Notice.

        In the case of any Partial Settlement, following such settlement the number of Underlying Shares to which this Transaction shall relate shall be adjusted, as of Day S, by subtracting the number of Settlement Shares from the number of Underlying Share (as the same may have been adjusted prior to such Partial Settlement) immediately prior to such Day S. The Settlement Shares shall not be subject to forward accretion and shall be treated separately from the remaining Underlying Shares during any Unwind Period.

2. On Day S, the Settlement Price for the Settlement Shares and the Settlement Amount shall be determined for Day S.

3. The Settlement Amount shall be settled pursuant to the settlement method (B, C, or D of this section III.) selected by the Company in its sole discretion.

4. If settlement with respect to the Settlement Shares shall occur pursuant to Section III.A1 (but not as a result of a Mandatory Unwind Event) on or before the 180th day following the Effective Date, then the Settlement Price for purposes of such settlement shall be increased by any positive amount, calculated by UBS as follows:

            Spread x Forward Price  x  (180 - calendar days since Trade Date)
                                        -------------------------------------
                                                          360

5. It shall be a condition precedent to any right of the Company to elect Stock Settlement (III. C. below) or Net Stock Settlement (III. D. below), that the Company must (i) notify UBS of such


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        election at least 5 Business Days prior to Day S and (ii) prior to Day
        S, cause to be filed with the Securities and Exchange Commission (the "Commission") and cause to become effective under the Securities Act of 1933, as amended (the "Securities Act") a registration statement that results in UBS being able to resell all Paired Shares to be delivered by the Company to UBS LLC for the account of UBS in effecting such Stock Settlement or Net Stock Settlement without further registration under the Securities Act of 1933, as amended, such registration statement to include one or more preliminary prospectuses, prospectuses, and any amendments and supplements thereto such that any preliminary prospectus or prospectus, as amended or supplemented, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made. In addition, the Company shall not deliver any Paired Shares to UBS LLC for the account of UBS pursuant to Sections IV.A or IV.D. below unless at the time of such delivery a registration statement has become effective under the Securities Act that results in UBS being able to resell such Paired Shares without further registration under the Securities Act, such Registration Statement to include one or more preliminary prospectuses, prospectus and any amendments or supplements thereto such that any preliminary prospectus or prospectus, as amended or supplemented, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made. The Company further agrees that it will cause any such Registration Statement referred to in this paragraph 5 of Section III.A. to remain in effect until the earliest of the date on which (i) all Paired Shares issued pursuant hereto and not required to be delivered to the Company hereunder have been sold by UBS LLC for the account of UBS and UBS agrees to notify the Company of such fact, within two (2) Business Days of its occurrence, (ii) UBS LLC for the account of UBS is able to sell the Paired Shares subject thereto under Rule 144(k), or (iii) UBS has advised the Company that it no longer requires that such registration statement be effective; provided, however, that in no event shall the Company be obligated to keep such Registration Statement effective for more than 10 Exchange Trading Days after the end of the applicable Unwind Period.

B.      CASH SETTLEMENT

        If the Company elects Cash Settlement, the Company shall settle by delivering cash in an amount equal to the Settlement Amount in exchange for the Settlement Shares ("Cash Settlement") on the Exchange Trading Day immediately succeeding Day S. UBS shall cause UBS LLC for the account of UBS to deliver the Settlement Shares to the Company on the Exchange Trading Day immediately succeeding Day S upon receipt of such Cash Settlement.

C.      STOCK SETTLEMENT

        If the Company elects to settle the Settlement Amount by delivering Paired Shares in exchange for the Settlement Shares ("Stock Settlement"), the number of Paired Shares to be delivered (the "Stock Settlement Shares") shall be equal to (a) the Settlement Amount divided by (b) the Stock Settlement Unwind Price. The mechanics for settlement are set forth in Section III. E. below and Article VI.

D.      NET STOCK SETTLEMENT

        If the Company elects to settle the Settlement Amount on a net stock basis ("Net Stock

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        Settlement"), the number of net stock settlement shares (the "Net Stock
        Settlement Shares") shall equal:

                i) the number of Settlement Shares, times

                ii) the Settlement Price minus the Stock Settlement Unwind
                    Price, divided by

               iii) the Stock Settlement Unwind Price.

        If such calculation yields a negative number, this shall indicate the number of Paired Shares to be delivered from UBS LLC for the account of UBS to the Company. The mechanics for settlement are set forth in
        Section III. E. below and Article VI. (This section does not apply for purposes of Interim Net Stock Settlement.)

E.      STOCK AND NET STOCK SETTLEMENT MECHANICS

        1. Preliminary Stock Settlement:

           If the Company has chosen Stock Settlement, the Company shall deliver to UBS LLC for the account of UBS, by 11:00 a.m. on Day S, that number of Paired Shares (the "Preliminary Stock Settlement Shares"), equal to the product of (i)(a) the Settlement Amount divided by (b) the closing price of the Paired Shares on the Exchange Trading Day immediately preceding Day S, times (ii) 110%. Upon receipt of the Preliminary Stock Settlement Shares, UBS will cause UBS LLC to deposit the Settlement Shares in the Company's Customer Account.


        2. Preliminary Net Stock Settlement:

           If the Company has chosen Net Stock Settlement and if the Settlement Price exceeds the closing price of the Paired Shares on the Exchange Trading Day immediately preceding Day S, the Company shall deliver to UBS LLC for the account of UBS by 11:00 a.m. on Day S, that number of Paired Shares (the "Preliminary Net Stock Settlement Shares) equal to
           (i)(a) the number of Settlement Shares times (b) the difference between the Settlement Price and the closing price of the Paired Shares on the Exchange Trading Day immediately preceding Day S divided by (ii) the closing price of the Paired Shares on the Exchange Trading Day immediately preceding Day S times (iii) 125%. If the closing price of the Paired Shares on the Exchange Trading Day immediately preceding Day S exceeds the Settlement Price, the Company shall not be required to deliver any shares to UBS LLC for the account of UBS under this subsection III.E.2.

        3. By 11:00 a.m. on every fifth (5th) Exchange Trading Day (other than the final Exchange Trading Day) during the Unwind Period and on the Business Day following the final Exchange Trading Day of the Unwind
           Period:

           A. For Stock Settlement:

           Stock Settlement Shares shall be calculated as if such Exchange Trading Day were Day S, except that (a) there shall be no recalculation of the Settlement Amount and (b) for purposes of calculating the Stock Settlement Unwind Price, the Unwind

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           Period shall be deemed to have ended on the Exchange Trading Day for which the calculation is made.

           (i) if (a) Stock Settlement Shares (calculated as set forth above) are greater than (b) the sum of (x) Preliminary Stock Settlement Shares plus (y) any shares previously delivered pursuant to this subparagraph (i), then the Company shall deliver that number of Paired Shares equal to the difference between (a) and (b) to UBS LLC for the account of UBS, and

           (ii) as of the final day of the Unwind Period, if (a) the sum of (x) Preliminary Stock Settlement Shares plus (y) any shares previously delivered pursuant to this settlement under subparagraph (i), above is greater than Stock Settlement Shares, then UBS LLC, for the account of UBS, shall deliver that number of Paired Shares equal to the difference between (a) and (b) above to the Company's Customer Account,

           B. For Net Stock Settlement:

           Net Stock Settlement Shares shall be calculated as if such Exchange Trading Day were Day S except that (a) there shall be no recalculation of the Settlement Amount and (b) for purposes of calculating the Stock Settlement Unwind Price, the Unwind Period shall be deemed to have ended on the Exchange Trading Day for which the calculation is made.

           (i) if (a) Net Stock Settlement Shares are greater than (b) the sum of (x) Preliminary Net Stock Settlement Shares plus (y) any shares previously delivered pursuant to this settlement under this subparagraph (i), then the Company shall deliver Paired Shares (which Paired Shares may be delivered from its Margin Account) equal in number to the difference between (a) and (b) to UBS LLC for the account of UBS, or

           (ii) as of the final day of the Unwind Period, if (a) the sum of (x) Preliminary Net Stock Settlement Shares plus (y) any shares previously delivered pursuant to this settlement under subparagraph
           (i), above is greater than (b) Net Stock Settlement Shares, then UBS LLC, for the account of UBS, shall deliver that number of Paired Shares equal to the difference between (a) and (b) above to the Company's Customer Account.

        4. The Company shall cause all shares delivered by it to UBS LLC for the account of UBS to be fully and effectively registered under the Securities Act (as provided in Section III.A.5 above).

        5. On the Exchange Trading Day following the final Exchange Trading
           Day of the Unwind Period, UBS LLC for the account of UBS shall release all claims to Paired Shares held in the Company's Customer Account, including any Settlement Shares delivered pursuant to Preliminary Stock Settlement (Section III. E. 1. above), and deliver all such Paired Shares to the Company with the dollar value of all fractional shares settled in cash.

        6. In the event of Stock or Net Stock Settlement pursuant to Section III.C. or III.D., the Company shall pay an unwind accretion fee, in cash or stock, calculated in

                                    FORWARD STOCK CONTRACT



         accordance with the following formula:

         Settlement Amount x (days in Unwind Period) x (1 month LIBOR + Spread)
         ----------------    ----------------------
                  2                    360

     7. In the event of Stock or Net Stock Settlement pursuant to Section III.C. or III.D., the Company shall pay a placement fee to UBS LLC for the account of UBS calculated as: Settlement Amount x 0.50%

IV. INTERIM NET STOCK SETTLEMENT

        On each Interim Settlement Date, if the Forward Price exceeds the closing price of the Paired Shares on such Interim Settlement Date, then on the Business Day following the Fifth Exchange Trading Day thereafter the Company shall deliver a number of Paired Shares to UBS LLC for the account of UBS equal to the Interim Settlement Shares; provided, however, that if the Company is restricted by law or regulation or self-regulatory requirements or related policies and procedures, whether or not such requirements, policies or procedures are imposed by law directly or have been voluntarily adopted by the Company to insure compliance with applicable laws, or in its reasonable judgement is otherwise unable or unwilling to deliver registered Paired Shares, the Company shall deliver Cash Collateral to UBS as described in Section V.B. below.

V. COLLATERAL PROVISIONS

A. If the Company fails to deliver an effective resale registration statement within 90 days of the Trade Date, then until an effective resale registration statement is provided and an Interim Net Stock Settlement can be effected, the Company shall deliver Cash Collateral in an amount equal to the Interim Settlement Amount to UBS. If Cash Collateral is delivered pursuant to this Section V.A., then until an Interim Net Settlement can be effected or the transaction is settled on a Cash Settlement basis or a registration statement becomes effective, the Interim Settlement Amount shall be recalculated and the amount of Cash Collateral shall be adjusted to equal such recalculated Interim Settlement Amount on a biweekly (every 2 weeks) basis.

B. In the event that the Company does not deliver Paired Shares pursuant to Paragraph IV. for one or more of the reasons described in the provision at the end of such paragraph, then, unless Cash Collateral has been delivered pursuant to Section V.A. above, the Company shall deliver Cash Collateral in an amount equal to the Interim Settlement Amount to a Cash Collateral Account at UBS.

C. If the Company has delivered Cash Collateral to UBS pursuant to paragraphs A. or B. above, at the Company's option, the Company may deliver freely saleable registered Paired Shares to UBS equal in saleable market value, based on closing market prices on the Exchange Trading Day prior to such delivery, to the value of the Cash Collateral held in the Cash Collateral Account at UBS. On the day after such Exchange Trading Day, UBS shall release all claims to Cash Collateral held in the Cash Collateral Account and deliver such amounts to the Company. On any subsequent Interim Settlement Date, if Cash Collateral is held by UBS, UBS shall deliver to the Company within 5 Business Days after such Interim Settlement Date, the amount by which the amount of Cash Collateral exceeds the Interim Settlement Amount.

D.      SECURITY INTEREST

        The Company hereby pledges to UBS, as security for its obligations herein, a first priority continuing security interest in, lien on and right of set-off against all Cash Collateral Paid to UBS, or UBS Securities LLC, as its agent. Upon release to the Company by UBS of such Cash Collateral, the security interest and lien granted hereunder will be released immediately, and, to the extent possible, without any further action by either party.

E.      REPRESENTATIONS

        Each of the Trust and SLC represents to UBS (which representations will be deemed to be repeated as of each date that the Company Pays Cash Collateral to UBS) that:

        (i) it has the power to grant a security interest in and lien on any Cash Collateral it Pays to UBS and has taken all necessary actions to authorize the granting of that security interest and lien;

        (ii) it is the sole owner of or otherwise has the right to Pay all Cash Collateral to UBS hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien created hereby;

        (iii) upon Payment of any Cash Collateral to UBS under the terms of this Confirmation, UBS will have a valid and perfected first priority security interest therein (assuming that any third-party financial intermediary or other entity not within its control involved in the transfer of the Cash Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest), and

        (iv) the performance by it of its obligations under this Confirmation will not result in the creation of any security interest, lien or other encumbrance on any Cash Collateral other than the security interest and lien granted hereunder.

F.      OTHER COLLATERAL PROVISIONS

        Any Cash Collateral held by UBS during settlement of the Transaction pursuant to Sections III. or VI. shall be held until the end of the applicable Unwind Period and shall be released upon the final Settlement Date for that Unwind Period.

G.      DEFINITIONS RELATED TO COLLATERAL PROVISIONS

        "Cash Collateral" means the amount of cash denominated in USD, if any, Paid by the Company to or for the benefit of UBS, acting through UBS Securities LLC as its agent, pursuant to paragraphs IV. or V. of this Forward Stock Contract.

        "Local Business Day" means a day on which commercial banks in New York, New York are open for business (including dealings in foreign exchange)." "Paid", "Pays" or "Payment" means payment in same day funds in the same manner provided for payments to be made to UBS, or UBS Securities LLC as its agent under this Forward Stock Contract.

VI.     CERTAIN COVENANTS AND OTHER PROVISIONS

Ability to Settle in Stock:  As of the date hereof, each of the Trust and SLC has not, and after the date hereof, each of the Trust and SLC will not, enter into any obligation that would contractually prohibit the Company from Stock Settlement of any shares under this Agreement.

Mandatory Unwind Event:      If at any time prior to the Maturity Date:

                             (i) the average closing price on the Relevant Exchange of the Paired Shares on any two consecutive Exchange Trading Days, other than a day on which a Market Disruption Event has occurred, is equal to or less than any of the Mandatory Unwind Thresholds, then UBS shall have the right upon written notice to the Company, to require the parties to settle all or a portion of the Transaction (up to the cumulative Unwind Share Limit for the corresponding Mandatory Unwind Threshold) on the Mandatory Unwind Date pursuant to the settlement procedures set forth in Section III. above,

                             Once a Mandatory Unwind Event has occurred, if the closing price of the Paired Shares is less than a lower Mandatory Unwind Threshold, UBS shall have the right upon written notice to the Company, to require the Parties to settle on the Mandatory Unwind Date pursuant to Section III above, all or a portion of the Transaction, up to a number of Paired Shares equal to the number of Underlying Shares multiplied by the corresponding cumulative Unwind Share Limit, on the mandatory Unwind Date pursuant to the settlement procedures set forth in
                             Section III. above.

                             or,

                             ii) if any of the following events occur:

                             (1) any Financial Covenant Default as more particularly described in Exhibit A attached hereto;

                             (2) any Event of Default that has not been cured or waived by the respective lender(s) under the Trust's Revolving and Term Loan Credit Facility by and between the Trust as borrower and Bankers Trust Company as lead agent and dated as of September 1997.

                             (3) any Event of Default that has not been cured or waived by the respective lender(s) under any other unsecured and/or recourse lending agreement involving the Company involving Specified

                                  FORWARD STOCK CONTRACT


                             Indebtedness in aggregate amount of no less than the Threshold Amount;

                             (4) Bankruptcy or Insolvency(as such terms are defined in the Agreement); and/or

                             (5) any failure of the Company to post cash collateral pursuant to IV.C. herein if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to such party.

                             then, UBS LLC for the account of UBS may, on giving at least 5 Business Days prior written notice to the Company require all or part of the Transaction to be settled early on the Mandatory Unwind Date pursuant to the settlement procedures set forth in
                             Section III.

                             For purposes of the settlement procedures set forth in Section III, "Day S" shall be the Mandatory Unwind Date and the "Settlement Shares" shall be the number of Paired Shares to be settled pursuant to clause (i) or (ii) above. The Company may elect the method of settlement for such early settlement in accordance with the settlement provisions set forth herein; provided however, that if Stock Settlement or Net Stock Settlement is elected, and
                             (1) no resale Registration Statement has been provided and declared effective prior to Day S or
                             (2) any resale Registration Statement so provided and declared effective becomes, on Day S or during an Unwind Period, the subject of a stop order suspending its effectiveness or is the subject of any proceeding for that purpose or any such proceeding is threatened by the Commission, then the Company at its sole option may choose to (A) cash collateralize 125% of its obligation to UBS in a manner similar to that described in in Section V., (B) effect Cash Settlement as to all of the Settlement Shares in accordance with Section III.B. hereof on the Exchange Trading Day immediately succeeding the occurrence of one of the events specified in (1) or (2) above or (C) effect settlement with Paired Shares that are not subject to a resale Registration Statement to allow UBS to unwind the Transaction and liquidate any position it may hold in such unregistered Settlement Shares by means of negotiated private resales, to the extent and in the manner permitted by applicable federal and state securities laws. In recognition that such negotiated private resales, if any, are likely to be completed at prices reflective of a discount to the prevailing open market prices for any freely tradeable Paired Shares, the Company agrees to deliver such number of supplemental Paired Shares as UBS may reasonably request to which UBS shall assign a dollar price in order to approximate an aggregate amount equal to the aggregate discount accepted by UBS in connection with the resale of the Settlement Shares or the Company shall pay an amount to UBS equal to the aggregate discount accepted by UBS in connection with the resale of the Settlement Shares.

                             FORWARD STOCK CONTRACT

                             Upon completion of all settlement activities, UBS LLC for the account of UBS, will promptly return all remaining shares in the Company's Customer Account to the Company.

Market Disruption Event:     The occurrence or existence on any Exchange Trading
                             Day during the one-half hour period that ends at the Valuation Time of any suspension of or limitation imposed on trading on (i) any of the Relevant Exchanges or (ii) any of the exchange or boards of trade or futures contract market on which options or future contracts on the Paired Shares of the Company are traded if, in the reasonable determination of the Calculation Agent, such suspension or limitation is material. In the event that a Market Disruption Event occurs or is continuing on a Valuation Date, then any determination of the closing price of the Paired
                             Shares shall be postponed to the first succeeding
                             Exchange Trading Day on which there is no Market
                             Disruption Event, provided that if there is a Market Disruption Event on each of the five
                             Exchange Trading Days immediately following the original Valuation Date that but for the Market
                             Disruption Event would have been a day on which the closing price of the Paired Shares would have been determined, such fifth Exchange Trading Day shall be deemed to be such Valuation Date notwithstanding the Market Disruption Event and the Calculation
                             Agent shall, in consultation with the Company, determine the closing price for that Valuation Date based upon the last closing price prior to such Market Disruption Event. and if applicable, shall effect the settlement of the Underlying Shares by using such last closing price for the determination of the Stock Settlement Unwind Price.

                             The Calculation Agent shall within one (1) Business Day notify the other party of the existence or occurrence of a Market Disruption Event on any day that but for the occurrence or existence of a Market Disruption Event would have been a Valuation Date.

Regulatory Compliance:       Each party agrees that if the delivery of shares
                             upon settlement is subject to any restriction imposed by a regulatory authority, it shall not be an event of default, and the parties will negotiate in good faith a procedure to effect settlement of such shares in a manner which complies with any relevant rules of such regulatory authority and which is satisfactory in form and substance to their respective counsel.

Securities Law Compliance:   Each party agrees that it will comply, in
                             connection with this T ransaction and all related or contemporaneous sales and purchases of the Company's Paired Shares, with the applicable provisions of the Securities Act, the Securities
                             Exchange Act of 1934 (the "Exchange Act") and the rules and regulations thereunder.

Settlement:                  All settlements shall occur through DTC or any
                             other mutually acceptable depository.

Settlement Stock Delivery:   Pursuant to the Stock Settlement and Net Stock
                             Settlement provisions under Section III. above, UBS
                             LLC for the account of UBS shall deliver all Settlement Shares to the Company's Customer
                             Account. Such Paired Shares will serve as collateral until released by UBS LLC for the ac count of UBS in accordance with the settlement mechanics noted under III.E. above, or delivered to the Company pursuant to Section III.E.5. Paired S hares held in the Company's Customer Account shall not be voted.

                             The Company covenants and agrees with UBS that Paired Shares delivered by the Company pursuant to settlement events in accordance herewith will be duly authorized, validly issued, fully paid and non-as sessable. The issuance of such Paired Shares will not require the con sent, approval, authorization, registration, or qualification of any government authority, except such as shall have been obtained on or before the delivery date to UBS LLC for the account of UBS in connection with any registration statement filed with respect to any share or otherwise.

Solvency:                    Immediately following the execution of this
                             agreement, the Company will be solvent and able to pay its debts as they mature, will have capital sufficient to carry on business and all businesses in which it engages, and will have assets which will have a present fair market valuation greater than the amount of all of its liabilities.

Allocation between Trust
and SLC: As between the Trust and SLC, (i) any delivery to or by the Company of the Trust Share portion of Paired Shares pursuant to this Confirmation shall be made by delivery to or by the Trust, (ii) any delivery to or by the Company of the SLC share portion of Paired Shares pursuant to this Confirmation shall be made by delivery to or by SLC, and (iii) any delivery to or by the Company of cash pursuant to this Confirmation shall be allocated between the Trust and SLC between and among themselves 95% to or from the Trust and 5% to or from SLC without effect on any obligation of the Company to UBS or on any obligation of UBS to the Company.

Trading Authorization:       The following individuals and /or any individual
                             authorized in writing by the Treasurer of the Company are authorized by the Company to provide trading instructions to UBS LLC for the account of UBS with regard to this transaction.


                             Starwood Lodging Trust:
                                    Ronald Brown

                             Starwood Lodging Corporation:
                                    Alan Schnaid
                                    Nir Margalite

                                  FORWARD STOCK CONTRACT



VI. DELIVERY INSTRUCTIONS:

Party A:              Chase, NYC
                      UBS Securities LLC
                      ABA 021000021
                      A/C No. ###-##-####
                      Attn: GED

Party B:              Harris Bank               Harris Bank
                      Chicago, IL 60603         Chicago, IL 60603
                      ABA # 071000288           ABA #071000288
                      credit account:           credit account:
                      Starwood Lodging Trust    Starwood Lodging Corporation
                      # 416-255-8               # 416-258-2
                      ATTN: Charles McCain      ATTN: Charles McCain

                      Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to Ms. Gale Herzing, 29th. Floor.



Yours faithfully,

Union Bank of Switzerland, London Branch:


By: /s/ MARK EVANS                        By: /s/ R. WEERASEKERA
  --------------------------------           -----------------------------------
  Name: MARK EVANS                           Name: R. WEERASEKERA
  Title: Vice President                      Title: Vice President
  Date:                                      Date:

Starwood Lodging Trust:

By:                                       By:
  --------------------------------           -----------------------------------
  Name:                                      Name:
  Title:                                     Title:
  Date:                                      Date:

Starwood Lodging Corporation

By:                                       By:
  --------------------------------           -----------------------------------
  Name:                                      Name:
  Title:                                     Title:
  Date:                                      Date:

                                  FORWARD STOCK CONTRACT



VI. DELIVERY INSTRUCTIONS:

Party A:              Chase, NYC
                      UBS Securities LLC
                      ABA 021000021
                      A/C No. ###-##-####
                      Attn: GED

Party B:              Harris Bank               Harris Bank
                      Chicago, IL 60603         Chicago, IL 60603
                      ABA # 071000288           ABA #071000288
                      credit account:           credit account:
                      Starwood Lodging Trust    Starwood Lodging Corporation
                      # 416-255-8               # 416-258-2
                      ATTN: Charles McCain      ATTN: Charles McCain

                      Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to Ms. Gale Herzing, 29th. Floor.



Yours faithfully,

Union Bank of Switzerland, London Branch:


By:                                       By:
  --------------------------------           -----------------------------------
  Name:                                      Name:
  Title:                                     Title:
  Date:                                      Date:

Starwood Lodging Trust:

By: /s/ RONALD C. BROWN                   By:
  --------------------------------           -----------------------------------
  Name: RONALD C. BROWN                      Name:
  Title: SENIOR VICE PRESIDENT               Title:
         & CFO                               Date:
  Date:

Starwood Lodging Corporation

By: /s/ ALAN M. SCHNAID                   By:
  --------------------------------           -----------------------------------
  Name: ALAN M. SCHNAID                      Name:
  Title: VICE PRESIDENT AND                  Title:
         CORPORATE CONTROLLER                Date:
  Date:

[UBS LOGO & LETTERHEAD]



To:                   Starwood Lodging Trust
                      2231 East Camelback Road
                      Suite 410
                      Phoenix, AZ 85016
Attn:                 Mr. Ronald Brown

To:                   Starwood Lodging Corporation
                      2231 East Camelback Road
                      Suite 400
                      Phoenix, AZ  85016
Attn:                 Mr. Alan Schnaid

From:                 Union Bank of Switzerland, London Branch
                      c/o UBS Securities LLC, as agent
                      299 Park Avenue
                      New York, NY 10171

Date:                 13 October 1997

Ladies and Gentlemen,

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to the "Transaction" shall be deemed to be references to a "Swap Transaction" solely for the purposes of the 1991 ISDA Definitions.

This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement dated as of 13 October 1997, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purposes of this Transaction.

The Agreement and each Confirmation thereunder will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

I.      THE TRANSACTION

Starwood Lodging Trust, a Maryland real estate investment trust (the "Trust"), Starwood Lodging Corporation, a Maryland corporation ("SLC") (the Trust and SLC being sometimes collectively referred to as the Company) and Union Bank of Switzerland, London Branch ("UBS") acting through UBS Securities LLC as its agent for each purchase or sale of Securities ("UBS LLC"), hereby agree to make the payments and deliveries provided for in Sections III, IV and V hereof, all on the terms more particularly specified herein (this "Confirmation").

II.     DEFINITIONS

For the purposes of this Confirmation, the following terms shall have the meanings set opposite:

Adjustments:                 In the event of:

                             (a) a subdivision, consolidation or
                             reclassification of the Paired Shares, or a free distribution or dividend of any Paired Shares to all existing holders of Paired Shares by way of bonus, capitalization or similar issue;

                             (b) a distribution or dividend to all existing holders of Paired Shares of (i) additional Paired Shares or (ii) other share capital or securities granting right to payment of dividends and/or the proceeds of liquidation of the Company equally or proportionally with such payments to holders of Paired Shares or (iii) any other type of securities, warrants or other assets, in any case for payment (cash or otherwise) at less than the prevailing market price; or

                             (c) any other event that has a diluting or concentrative effect on the value of the Underlying Shares (other than (i) the issuance by the Company to its employees, officers and directors of options to purchase Paired Shares, restricted Paired Shares or limited partnership units of SLC Operating Limited Partnership and SLT Realty Limited Partnership or (ii) the issuance by the Company of Paired Shares for cash or in connection with any acquisition, merger, exchange offer or similar transaction, in each case approved by the Boards of Directors of SLC and the Trust).

                             an adjustment shall thereupon be effected to the Forward Price and/or the Underlying Shares at the time of such event with the intent that following such adjustment, the value of this Transaction is economically equivalent to the value immediately prior to the occurrence of the event causing the adjustment.

Calculation Agent:           UBS, whose calculations and determinations shall be
                             made in a commercially reasonable manner and shall be binding absent manifest error; provided that the Company my dispute any determination, adjustment or calculation by the Calculation Agent, or failure by the Calculation Agent to make any determination, adjustment or estimate required by this Confirmation, by notice to the Calculation Agent promptly following the day notice from the Calculation Agent to the Company of such determination, adjustment or calculation is effective or at any time the Company believes that the Calculation Agent has failed to make a determination, adjustment or calculation required by this Confirmation. If such dispute cannot be resolved within three Business Days following the day on which the Company's notice to the Calculation Agent is effective, then (i) the relevant party shall pay the amount, if any, that is not in dispute and (ii) the parties shall agree upon and appoint an independent third party to resolve the dispute, the determination of which shall be final and binding absent manifest error.

Calculation Period:          Means each period commencing on and including:

                             (i) in the case of the first Calculation Period, the Effective Date and ending on but excluding the first Interim Settlement Date, and

                             (ii) for each period thereafter, an Interim
                             Settlement Date and ending on but excluding the earlier of the next following Interim Settlement Date or Day S.

                             If there is a Partial Settlement, then (i) the Calculation Period for the Settlement Shares covered by such Partial Settlement Share shall end on Day S for such Partial Settlement and (ii) the Calculation Period for the remaining Underlying Shares shall be determined without regard to such Partial Settlement.

Collateral Release Shares:   Paired Shares delivered pursuant to Section V.C.

Collateral Valuation Date:   In the event that the Company chooses to post cash
                             collateral pursuant to Section V. or VI. any day upon which the amount of collateral required is calculated.

Compounding Period:          Means each period commencing on and including:

                             (i) in the case of the first Compounding Period, the Effective Date and ending on but excluding the first Reset Date, and

                             (ii) for each period thereafter, a Reset Date and ending on (but excluding) the earlier of the next following Reset Date or Day S.

                             If there is a Partial Settlement, then(i) the Compounding Period for the Settlement Shares covered by such Partial Settlement shall end on Day S for such Partial Settlement and (ii) the Compounding Period for the remaining Underlying Shares shall be determined without regard to such Partial Settlement.

Customer Account:            the account established in favor of the Company
                             pursuant to the Customer Account Agreement dated the date hereof between the Company and UBS
                             Securities LLC

Daycount Fraction:           Actual/360

Day S: For Settlement pursuant to Section III. or VI. or Interim Net Stock Settlement pursuant to Section IV., the day upon which settlement activities shall begin.

Dividend Amount:             A) Means, on each Reset Date or Day S an amount in
                             U.S. Dollars equal to:

                             (i) the sum of all cash distributions paid on a single Common Share during the relevant Compounding Period; plus

                             (ii) an amount representing interest that could have been earned on such distributions at the LIBOR rate plus Spread for a Designated Maturity of 1 month for the period from the date that such distributions would have been received by a holder of such Paired Shares until such Reset Date, or Day S, as the case may be.

                             B) Separately, and not included in Dividend Amount, UBS will cause UBS LLC to pay to the Company on the Business Day after the relevant dividend payment date declared by the Company's Board of Directors,
                             (i) all cash dividends on Paired Shares that have gone ex-dividend, but on which dividends have not been paid, prior to the end of the final Compounding Period for any settlement, based on a number of Paired Shares equal to the number of Settlement Shares for such settlement, (ii) all cash dividends received by UBS at any time, on Paired Shares delivered by the Company pursuant to
                             Section III. E. that have gone ex-dividend after Day S but prior to the end of the Unwind Period for any settlement, and (iii) all cash dividends paid on Paired Shares held in the Customer
                             Account.

Effective Date:              15 October 1997


Exchange Trading Day:        Each day on which the Relevant Exchange is open for
                             trading.

Forward Price:               On each Reset Date or Day S, the Forward Price
                             shall be determined for such day by:

                             a) multiplying the Initial Price for the Compounding Period by the sum of

                             1 plus the product of (i) the appropriate Daycount Fraction times the sum of (ii) LIBOR; determined as of the previous Reset Date for a Designated Maturity of 1 month, plus (ii) Spread; and

                             b) subtracting the Dividend Amount at that date;

                             provided however that if the Company delivers Interim Settlement Shares pursuant to Section IV. or Collateral Release Shares pursuant to Section V.C. during any Calculation Period, the Forward Price for purposes of determining the Initial Price for the first Compounding Period during such Calculation Period, shall be adjusted to a price equal to the closing price of the Paired Shares on the Exchange Trading Day immediately prior to the most recent Interim Settlement Date, adjusted up for any positive result or down for any negative result of the following formula:

                             (ii) the Interim Settlement Amount for the most recent Interim Settlement Date.

                             minus,

                             (i) (a) the number of Interim Settlement Shares or Collateral Release Shares, as the case may be, times (b) the average closing price of the Paired Shares on the five (5) Exchange Trading Days immediately following the receipt of the Interim Settlement Shares by UBS pursuant to Section IV.A. or the Collateral Release Shares pursuant to
                             Section V.C.

                             such result divided by,

                             (iii) the number of Underlying Shares.

Initial Price:               Means,

                             a) for the Compounding Period ending on the first Reset Date, an amount in U.S. Dollars equal to $57.25, and

                             b) for each subsequent Reset Date, the
                             Forward Price as calculated on or adjusted as of the prior Reset Date.

Interim Settlement Dates:    15 January 1997, 15 April 1998, 15 July 1998,
                             subject to adjustment in accordance with the Modified Following Business Day convention.

Interim Settlement Amount:   on any Interim Settlement Date, the product of (a)
                             the number of Underlying Shares, and (b) the amount by which the Forward Price exceeds the closing price of the Paired Shares on the Exchange Trading
                             Day immediately prior to such Interim Settlement
                             Date.

Interim Settlement Shares:   (i) 110% times (ii) Interim Settlement Amount
                             divided by (iii) the closing price of the Paired
                             Shares on the Exchange Trading Day immediately prior to such Interim Settlement Date.

LIBOR means USD-LIBOR-BBA as such term is defined in the Agreement.

Mandatory Unwind Date:       In the case of a Mandatory Unwind Event specified
                             in clause (i) or the definition thereof, 1 Exchange
                             Trading Day after such Mandatory Unwind Event occurs. In the case of a Mandatory Unwind Event specified in clause (ii) of such provision, the date specified in the notice delivered to the Company (which date shall be at least 5 Business
                             Days after the date such notice becomes effective).

Mandatory Unwind
Thresholds:                  Mandatory
                             Unwind Thresholds    Unwind Share Limit
                             -----------------    ------------------
                                  $40.00          up to 25% of Underlying Shares
                                  $37.00                50%
                                  $35.50                75%
                                  $34.00               100%

Maturity Date:               One (1) year after the Effective Date, subject to
                             extension upon the written approval of UBS in its sole discretion.

Paired Shares:               Shares of beneficial interest, $0.01 par value per
                             share, of the Trust (the "Trust Shares") and shares of Common Stock, par value $0.01 per share, of SLC
                             (the "SLC Shares"), which are paired and traded as a unit consisting of one (1) Trust Share and one
                             (1) SLC Share.

Partial Settlement:          Any contemplated settlement, pursuant to sections
                             III. or VI., in which the designated Settlement
                             Shares are less than Underlying Shares.

Preliminary Net Stock
Settlement Shares:           All Paired Shares delivered by the Company pursuant
                             to Section III.E.2 and III.E.3(b) (other than
                             Paired Shares delivered after the Unwind Period).

Relevant Exchange:           Means, with respect to any Exchange Trading Day,
                             the principal Stock Exchange on which the Paired
                             Shares are traded on that day.

Reset Dates:                 15 November 1997, 15 December 1997, 15 January
                             1998, 15

                             February 1998, 15 March 1998, 15 April 1998, 15 May 1998, 15 June 1998, 15 July 1998, 15 August 1998,
                             15 September 1998, 15 October 1998, subject to adjustment in accordance with the Modified Following Business Day convention.

Settlement Amount:           The product of the Settlement Price and the
                             Settlement Shares.

Settlement Disruption Event: Means an event beyond the control of the parties as a result of which The Depository Trust Company ("DTC") or any successor depository cannot effect a transfer of the Settlement Shares or the Paired Shares. If there is a Settlement Disruption Event on a Valuation Date, then the transfer of the Paired Shares that would otherwise be due to be made by UBS LLC for the account of UBS or the transfer of the Paired Shares that would otherwise be due to be made by the Company, as applicable, on that date shall take place on the first succeeding Exchange Trading Day on which settlement can take place through DTC, provided that if such a Settlement Disruption Event persists for five consecutive Business Days, then the Party obliged to deliver such Settlement Shares shall use its best efforts to cause such Shares to be delivered promptly thereafter to the other Party in any commercially reasonable manner.

Settlement Price:            If Day S is a Reset Date, the Forward Price. If Day
                             S is not a Reset Date, the Forward Price adjusted for LIBOR breakage adjustments (either positive or negative) for the Settlement Shares for the period from Day S to the next following Reset Date. Any breakage adjustments shall be calculated by the Calculation Agent in accordance with normal industry standards.

Settlement Shares:           The number of shares up to the full number of
                             Underlying Shares subject to settlement under
                             Section III. or VI.

Spread:                      1.50% per annum.

Stock Exchange:              Means the New York Stock Exchange, the American
                             Stock Exchange or NASDAQ. Stock Settlement Unwind
                             Price: The daily average closing price of the Paired Shares for Exchange Trading Days during the
                             Unwind Period.

Trade Date:                  13 October 1997

UBS LLC:                     UBS Securities LLC

Unwind Period:               In the event of Stock Settlement or Net Stock
                             Settlement, such number of Exchange Trading Days
                             (which shall not be more than 70; (subject to change based on mutual agreement) beginning on Day
                             S; provided that UBS may extend such period (such extension not to exceed 10 Exchange Trading Days) or upon the occurrence of a Market Disruption
                             Event.

Underlying Shares:           2,185,000 Paired Shares of the Company (ticker
                             "HOT"), subject to adjustment in the event of Partial Settlements.

Valuation Date:              In the case of determining any Cash Settlement
                             value, Net Stock Settlement Shares or Stock
                             Settlement Shares, Day S, the day
                             preceding Day S and all Exchange Trading Days during the Unwind Period; in the case of determining any Preliminary Stock Settlement Shares or Preliminary Net Stock Settlement Shares, the
                             Exchange Trading Day immediately preceding Day S;
                             in the case of determining the Interim Settlement
                             Amount and related calculation, the day prior to the Interim Settlement Date, and the 5 Exchange
                             Trading Days following receipt of Interim
                             Settlement Shares by UBS.

Valuation Time:              4:00 pm EST, or in the event the Relevant Exchange
                             closes early, such closing time.

III.    SETTLEMENT

A.      NOTICE AND PROCEDURES

1. The Company may on any Exchange Trading Day up to and including the Maturity Date, upon the giving of at least five (5) Business Days telephonic notice to UBS (the "Settlement Notice"), settle all or part of this Transaction. The Settlement Notice shall specify:

                (i) the Settlement Shares,

                (ii) the settlement method (Cash, Stock or Net Stock Settlement, as such methods are described below);

                (iii) the number of Exchange Trading Days in the Unwind Period, and

                (iv) Day S, which must be an Exchange Trading Day; provided however, that if Cash or Net Stock Settlement is selected and in UBS' reasonable judgement the settlement of the Settlement Shares would potentially violate or contravene any legal or regulatory prohibition or requirement applicable to UBS or cause UBS to contravene any established UBS corporate policy or compliance policy which relates to any legal or regulatory prohibition or requirement applicable to UBS (other than any corporate policy limiting the amount of UBS's investment in another entity) then UBS shall at least three (3) Business Days prior to the proposed Day S, notify the Company telephonically (confirmed by writing) of any such impediment and its estimate of the period during which such impediment will preclude UBS' ability to settle all or part of this Transaction.

                The Settlement Notice shall be effective only if the notice requirements specified above are fulfilled; provided, that if no settlement method is specified, then the settlement method shall be deemed to be Cash Settlement and provided further that the Company may upon telephonic notice to UBS at least one (1) Exchange Trading Day prior to the proposed Day S withdraw any Settlement Notice.

        In the case of any Partial Settlement, following such settlement the number of Underlying Shares to which this Transaction shall relate shall be adjusted, as of Day S, by subtracting the number of Settlement Shares from the number of Underlying Share (as the same may have been adjusted prior to such Partial Settlement) immediately prior to such Day S. The Settlement Shares shall not be subject to forward accretion and shall be treated separately from the remaining Underlying Shares during any Unwind Period.

2. On Day S, the Settlement Price for the Settlement Shares and the Settlement Amount shall be determined for Day S.

3. The Settlement Amount shall be settled pursuant to the settlement method (B, C, or D of this section III.) selected by the Company in its sole discretion.

4. If settlement with respect to the Settlement Shares shall occur pursuant to Section III.A1 (but not as a result of a Mandatory Unwind Event) on or before the 180th day following the Effective Date, then the Settlement Price for purposes of such settlement shall be increased by any positive amount, calculated by UBS as follows:

               Spread x Forward Price  x  (180 - calendar days since Trade Date)
                                          --------------------------------------
                                                          360

5. It shall be a condition precedent to any right of the Company to elect Stock Settlement (III. C. below) or Net Stock Settlement (III. D. below), that the Company must (i) notify UBS of such election at least 5 Business Days prior to Day S and (ii) prior to Day S, cause to be filed with the Securities and Exchange Commission (the "Commission") and cause to become effective under the Securities Act of 1933, as amended (the "Securities Act") a registration statement that results in UBS being able to resell all Paired Shares to be delivered by the Company to UBS LLC for the account of UBS in effecting such Stock Settlement or Net Stock Settlement without further registration under the Securities Act of 1933, as amended, such registration statement to include one or more preliminary prospectuses, prospectuses, and any amendments and supplements thereto such that any preliminary prospectus or prospectus, as amended or supplemented, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made. In addition, the Company shall not deliver any Paired Shares to UBS LLC for the account of UBS pursuant to Sections IV.A or IV.D. below unless at the time of such delivery a registration statement has become effective under the Securities Act that results in UBS being able to resell such Paired Shares without further registration under the Securities Act, such Registration Statement to include one or more preliminary prospectuses, prospectus and any amendments or supplements thereto such that any preliminary prospectus or prospectus, as amended or supplemented, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made. The Company further agrees that it will cause any such Registration Statement referred to in this paragraph 5 of Section III.A. to remain in effect until the earliest of the date on which (i) all Paired Shares issued pursuant hereto and not required to be delivered to the Company hereunder have been sold by UBS LLC for the account of UBS and UBS agrees to notify the Company of such fact, within two (2) Business Days of its occurrence, (ii) UBS LLC for the account of UBS is able to sell the Paired Shares subject thereto under Rule 144(k), or (iii) UBS has advised the Company that it no longer requires that such registration statement be effective; provided, however, that in no event shall the Company be obligated to keep such Registration Statement effective for more than 10 Exchange Trading Days after the end of the applicable Unwind Period.

B.      CASH SETTLEMENT

        If the Company elects Cash Settlement, the Company shall settle by delivering cash in an amount equal to the Settlement Amount in exchange for the Settlement Shares ("Cash Settlement") on the Exchange Trading Day immediately succeeding Day S. UBS shall cause UBS LLC for the account of UBS to deliver the Settlement Shares to the Company on the Exchange Trading Day immediately succeeding Day S upon receipt of such Cash Settlement.

C.      STOCK SETTLEMENT

        If the Company elects to settle the Settlement Amount by delivering Paired Shares in exchange for the Settlement Shares ("Stock Settlement"), the number of Paired Shares to be delivered (the "Stock Settlement Shares") shall be equal to (a) the Settlement Amount divided by (b) the Stock Settlement Unwind Price. The mechanics for settlement are set forth in Section III. E. below and Article VI.

D.      NET STOCK SETTLEMENT

        If the Company elects to settle the Settlement Amount on a net stock basis ("Net Stock Settlement"), the number of net stock settlement shares (the "Net Stock Settlement Shares") shall equal:

                i) the number of Settlement Shares, times

                ii) the Settlement Price minus the Stock Settlement Unwind Price, divided by

                iii) the Stock Settlement Unwind Price.

        If such calculation yields a negative number, this shall indicate the number of Paired Shares to be delivered from UBS LLC for the account of UBS to the Company. The mechanics for settlement are set forth in
        Section III. E. below and Article VI. (This section does not apply for purposes of Interim Net Stock Settlement.)

E.      STOCK AND NET STOCK SETTLEMENT MECHANICS

        1.      Preliminary Stock Settlement:

                If the Company has chosen Stock Settlement, the Company shall deliver to UBS LLC for the account of UBS, by 11:00 a.m. on Day S, that number of Paired Shares (the "Preliminary Stock Settlement Shares"), equal to the product of (i)(a) the Settlement Amount divided by (b) the closing price of the Paired Shares on the Exchange Trading Day immediately preceding Day S, times (ii) 110%. Upon receipt of the Preliminary Stock Settlement Shares, UBS will cause UBS LLC to deposit the Settlement Shares in the Company's Customer Account.


        2.      Preliminary Net Stock Settlement:

                If the Company has chosen Net Stock Settlement and if the Settlement Price exceeds the closing price of the Paired Shares on the Exchange Trading Day immediately preceding Day S, the Company shall deliver to UBS LLC for the account of UBS by 11:00 a.m. on Day S, that number of Paired Shares (the "Preliminary Net Stock Settlement Shares) equal to (i)(a) the number of Settlement Shares times (b) the difference between the Settlement Price and the closing price of the Paired Shares on the Exchange Trading Day immediately preceding Day S divided by
                (ii) the closing price of the Paired Shares on the Exchange Trading Day immediately preceding Day S times (iii) 125%. If the closing price of the Paired Shares on the Exchange Trading Day immediately preceding Day S exceeds the Settlement Price, the Company shall not be required to deliver any shares to UBS LLC for the account of UBS under this subsection III.E.2.

        3. By 11:00 a.m. on every fifth (5th) Exchange Trading Day (other than the final Exchange Trading Day) during the Unwind Period and on the Business Day following the final Exchange Trading Day of the Unwind Period:

                A. For Stock Settlement:

                Stock Settlement Shares shall be calculated as if such Exchange Trading Day were Day S, except that (a) there shall be no recalculation of the Settlement Amount and (b) for purposes of calculating the Stock Settlement Unwind Price, the Unwind

                Period shall be deemed to have ended on the Exchange Trading Day for which the calculation is made.

                (i) if (a) Stock Settlement Shares (calculated as set forth above) are greater than (b) the sum of (x) Preliminary Stock Settlement Shares plus (y) any shares previously delivered pursuant to this subparagraph (i), then the Company shall deliver that number of Paired Shares equal to the difference between (a) and (b) to UBS LLC for the account of UBS, and

                (ii) as of the final day of the Unwind Period, if (a) the sum of
                (x) Preliminary Stock Settlement Shares plus (y) any shares previously delivered pursuant to this settlement under subparagraph (i), above is greater than Stock Settlement Shares, then UBS LLC, for the account of UBS, shall deliver that number of Paired Shares equal to the difference between (a) and (b) above to the Company's Customer Account,

                B. For Net Stock Settlement:

                Net Stock Settlement Shares shall be calculated as if such Exchange Trading Day were Day S except that (a) there shall be no recalculation of the Settlement Amount and (b) for purposes of calculating the Stock Settlement Unwind Price, the Unwind Period shall be deemed to have ended on the Exchange Trading Day for which the calculation is made.

                (i) if (a) Net Stock Settlement Shares are greater than (b) the sum of (x) Preliminary Net Stock Settlement Shares plus (y) any shares previously delivered pursuant to this settlement under this subparagraph (i), then the Company shall deliver Paired Shares (which Paired Shares may be delivered from its Margin Account) equal in number to the difference between (a) and (b) to UBS LLC for the account of UBS, or

                (ii) as of the final day of the Unwind Period, if (a) the sum of
                (x) Preliminary Net Stock Settlement Shares plus (y) any shares previously delivered pursuant to this settlement under subparagraph (i), above is greater than (b) Net Stock Settlement Shares, then UBS LLC, for the account of UBS, shall deliver that number of Paired Shares equal to the difference between (a) and
                (b) above to the Company's Customer Account.

        4. The Company shall cause all shares delivered by it to UBS LLC for the account of UBS to be fully and effectively registered under the Securities Act (as provided in Section III.A.5 above).

        5. On the Exchange Trading Day following the final Exchange Trading Day of the Unwind Period, UBS LLC for the account of UBS shall release all claims to Paired Shares held in the Company's Customer Account, including any Settlement Shares delivered pursuant to Preliminary Stock Settlement (Section III. E. 1. above), and deliver all such Paired Shares to the Company with the dollar value of all fractional shares settled in cash.

        6.      In the event of Stock or Net Stock Settlement pursuant to
                Section III.C. or III.D., the Company shall pay an unwind accretion fee, in cash or stock, calculated in accordance with the following formula:

                Settlement Amount x (days in Unwind Period) x (1 month LIBOR +
                -----------------   -----------------------              Spread)
                         2                     360

        7.      In the event of Stock or Net Stock Settlement pursuant to
                Section III.C. or III.D., the Company shall pay a placement fee to UBS LLC for the account of UBS calculated as:

                         Settlement Amount x 0.50%

IV.     INTERIM NET STOCK SETTLEMENT

        On each Interim Settlement Date, if the Forward Price exceeds the closing price of the Paired Shares on such Interim Settlement Date, then on the Business Day following the Fifth Exchange Trading Day thereafter the Company shall deliver a number of Paired Shares to UBS LLC for the account of UBS equal to the Interim Settlement Shares; provided, however, that if the Company is restricted by law or regulation or self-regulatory requirements or related policies and procedures, whether or not such requirements, policies or procedures are imposed by law directly or have been voluntarily adopted by the Company to insure compliance with applicable laws, or in its reasonable judgement is otherwise unable or unwilling to deliver registered Paired Shares, the Company shall deliver Cash Collateral to UBS as described in Section V.B. below.

V.      COLLATERAL PROVISIONS

A. If the Company fails to deliver an effective resale registration statement within 90 days of the Trade Date, then until an effective resale registration statement is provided and an Interim Net Stock Settlement can be effected, the Company shall deliver Cash Collateral in an amount equal to the Interim Settlement Amount to UBS. If Cash Collateral is delivered pursuant to this Section V.A., then until an Interim Net Settlement can be effected or the transaction is settled on a Cash Settlement basis or a registration statement becomes effective, the Interim Settlement Amount shall be recalculated and the amount of Cash Collateral shall be adjusted to equal such recalculated Interim Settlement Amount on a biweekly (every 2 weeks) basis.

B. In the event that the Company does not deliver Paired Shares pursuant to Paragraph IV. for one or more of the reasons described in the provision at the end of such paragraph, then, unless Cash Collateral has been delivered pursuant to Section V.A. above, the Company shall deliver Cash Collateral in an amount equal to the Interim Settlement Amount to a Cash Collateral Account at UBS.

C. If the Company has delivered Cash Collateral to UBS pursuant to paragraphs A. or B. above, at the Company's option, the Company may deliver freely saleable registered Paired Shares to UBS equal in saleable market value, based on closing market prices on the Exchange Trading Day prior to such delivery, to the value of the Cash Collateral held in the Cash Collateral Account at UBS. On the day after such Exchange Trading Day, UBS shall release all claims to Cash Collateral held in the Cash Collateral Account and deliver such amounts to the Company. On any subsequent Interim Settlement Date, if Cash Collateral is held by UBS, UBS shall deliver to the Company within 5 Business Days after such Interim Settlement Date, the amount by which the amount of Cash Collateral exceeds the Interim Settlement Amount.

D.      Security Interest

        The Company hereby pledges to UBS, as security for its obligations herein, a first priority continuing security interest in, lien on and right of set-off against all Cash Collateral Paid to UBS, or UBS Securities LLC, as its agent. Upon release to the Company by UBS of such Cash Collateral, the security interest and lien granted hereunder will be released immediately, and, to the extent possible, without any further action by either party.

E.      Representations

        Each of the Trust and SLC represents to UBS (which representations will be deemed to be repeated as of each date that the Company Pays Cash Collateral to UBS) that:

        (i) it has the power to grant a security interest in and lien on any Cash Collateral it Pays to UBS and has taken all necessary actions to authorize the granting of that security interest and lien;

        (ii) it is the sole owner of or otherwise has the right to Pay all Cash Collateral to UBS hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien created hereby;

        (iii) upon Payment of any Cash Collateral to UBS under the terms of this Confirmation, UBS will have a valid and perfected first priority security interest therein (assuming that any third-party financial intermediary or other entity not within its control involved in the transfer of the Cash Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest), and

        (iv) the performance by it of its obligations under this Confirmation will not result in the creation of any security interest, lien or other encumbrance on any Cash Collateral other than the security interest and lien granted hereunder.

F.      Other Collateral Provisions

        Any Cash Collateral held by UBS during settlement of the Transaction pursuant to Sections III. or VI. shall be held until the end of the applicable Unwind Period and shall be released upon the final Settlement Date for that Unwind Period.

G.      Definitions related to Collateral Provisions

        "Cash Collateral" means the amount of cash denominated in USD, if any, Paid by the Company to or for the benefit of UBS, acting through UBS Securities LLC as its agent, pursuant to paragraphs IV. or V. of this Forward Stock Contract.

        "Local Business Day" means a day on which commercial banks in New York, New York are open for business (including dealings in foreign exchange)."

        "Paid", "Pays" or "Payment" means payment in same day funds in the same manner provided for payments to be made to UBS, or UBS Securities LLC as its agent under this Forward Stock Contract.

VI.     CERTAIN COVENANTS AND OTHER PROVISIONS

Ability to Settle in Stock:  As of the date hereof, each of the Trust and SLC has not, and after the date hereof, each of the Trust and SLC will not, enter into any obligation that would contractually prohibit the Company from Stock Settlement of any shares under this Agreement.

Mandatory Unwind Event:      If at any time prior to the Maturity Date:

                             (i) the average closing price on the Relevant Exchange of the Paired Shares on any two consecutive Exchange Trading Days, other than a day on which a Market Disruption Event has occurred, is equal to or less than any of the Mandatory Unwind Thresholds, then UBS shall have the right upon written notice to the Company, to require the parties to settle all or a portion of the Transaction (up to the cumulative Unwind Share Limit for the corresponding Mandatory Unwind Threshold) on the Mandatory Unwind Date pursuant to the settlement procedures set forth in Section III. above.


                             Once a Mandatory Unwind Event has occurred, if the closing price of the Paired Shares is less than a lower Mandatory Unwind Threshold, UBS shall have the right upon written notice to the Company, to require the Parties to settle on the Mandatory Unwind Date pursuant to Section III above, all or a portion of the Transaction, up to a number of Paired Shares equal to the number of Underlying Shares multiplied by the corresponding cumulative Unwind Share Limit, on the mandatory Unwind Date pursuant to the settlement procedures set forth in
                             Section III. above.

                             or,

                             ii) if any of the following events occur:

                             (1) any Financial Covenant Default as more particularly described in Exhibit A attached hereto;

                             (2) any Event of Default that has not been cured or waived by the respective lender(s) under the Trust's Revolving and Term Loan Credit Facility by and between the Trust as borrower and Bankers Trust Company as lead agent and dated as of September 1997.

                             (3) any Event of Default that has not been cured or waived by the respective lender(s) under any other unsecured and/or recourse lending agreement involving the Company involving Specified Indebtedness in aggregate amount of no less than the Threshold Amount;


                             (4) Bankruptcy or Insolvency(as such terms are defined in the Agreement); and/or

                             (5) any failure of the Company to post cash collateral pursuant to IV.C. herein if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to such party.

                             then, UBS LLC for the account of UBS may, on giving at least 5 Business Days prior written notice to the Company require all or part of the Transaction to be settled early on the Mandatory Unwind Date pursuant to the settlement procedures set forth in
                             Section III.

                             For purposes of the settlement procedures set forth in Section III, "Day S" shall be the Mandatory Unwind Date and the "Settlement Shares" shall be the number of Paired Shares to be settled pursuant to clause (i) or (ii) above. The Company may elect the method of settlement for such early settlement in accordance with the settlement provisions set forth herein; provided however, that if Stock Settlement or Net Stock Settlement is elected, and
                             (1) no resale Registration Statement has been provided and declared effective prior to Day S or
                             (2) any resale Registration Statement so provided and declared effective becomes, on Day S or during an Unwind Period, the subject of a stop order suspending its effectiveness or is the subject of any proceeding for that purpose or any such proceeding is threatened by the Commission, then the Company at its sole option may choose to (A) cash collateralize 125% of its obligation to UBS in a manner similar to that described in in Section V., (B) effect Cash Settlement as to all of the Settlement Shares in accordance with Section III.B. hereof on the Exchange Trading Day immediately succeeding the occurrence of one of the events specified in (1) or
                             (2) above or (C) effect settlement with Paired Shares that are not subject to a resale Registration Statement to allow UBS to unwind the Transaction and liquidate any position it may hold in such unregistered Settlement Shares by means of negotiated private resales, to the extent and in the manner permitted by applicable federal and state securities laws. In recognition that such negotiated private resales, if any, are likely to be completed at prices reflective of a discount to the prevailing open market prices for any freely tradeable Paired Shares, the Company agrees to deliver such number of supplemental Paired Shares as UBS may reasonably request to which UBS shall assign a dollar price in order to approximate an aggregate amount equal to the aggregate discount accepted by UBS in connection with the resale of the Settlement Shares or the Company shall pay an amount to UBS equal to the aggregate discount accepted by UBS in connection with the resale of the Settlement Shares.

                             Upon completion of all settlement activities, UBS LLC for the account of UBS, will promptly return all remaining shares in the Company's Customer Account to the Company.

Market Disruption Event:     The occurrence or existence on any Exchange Trading
                             Day during the one-half hour period that ends at the Valuation Time of any suspension of or limitation imposed on trading on (i) any of the Relevant Exchanges or (ii) any of the exchange or boards of trade or futures contract market on which options or future contracts on the Paired Shares of the Company are traded if, in the reasonable determination of the Calculation Agent, such suspension or limitation is material. In the event that a Market Disruption Event occurs or is continuing on a Valuation Date, then any determination of the closing price of the Paired
                             Shares shall be postponed to the first succeeding
                             Exchange Trading Day on which there is no Market
                             Disruption Event, provided that if there is a Market Disruption Event on each of the five
                             Exchange Trading Days immediately following the original Valuation Date that but for the Market
                             Disruption Event would have been a day on which the closing price of the Paired Shares would have been determined, such fifth Exchange Trading Day shall be deemed to be such Valuation Date notwithstanding the Market Disruption Event and the Calculation
                             Agent shall, in consultation with the Company, determine the closing price for that Valuation Date based upon the last closing price prior to such Market Disruption Event. and if applicable, shall effect the settlement of the Underlying Shares by using such last closing price for the determination of the Stock Settlement Unwind Price.

                             The Calculation Agent shall within one (1) Business Day notify the other party of the existence or occurrence of a Market Disruption Event on any day that but for the occurrence or existence of a Market Disruption Event would have been a Valuation Date.

Regulatory Compliance:       Each party agrees that if the delivery of shares
                             upon settlement is
                             subject to any restriction imposed by a regulatory authority, it shall not be an event of default, and the parties will negotiate in good faith a procedure to effect settlement of such shares in a manner which complies with any relevant rules of such regulatory authority and which is satisfactory in form and substance to their respective counsel.

Securities Law Compliance:   Each party agrees that it will comply, in
                             connection with this T ransaction and all related or contemporaneous sales and purchases of the Company's Paired Shares, with the applicable provisions of the Securities Act, the Securities
                             Exchange Act of 1934 (the "Exchange Act") and the rules and regulations thereunder.

Settlement:                  All settlements shall occur through DTC or any
                             other mutually acceptable depository.

Settlement Stock Delivery:   Pursuant to the Stock Settlement and Net Stock
                             Settlement provisions under Section III. above, UBS
                             LLC for the account of UBS shall deliver all Settlement Shares to the Company's Customer
                             Account. Such Paired Shares will serve as collateral until released by UBS LLC for the ac count of UBS in accordance with the settlement mechanics noted under III.E. above, or delivered to the Company pursuant to Section III.E.5. Paired S hares held in the Company's Customer Account shall not be voted.

                             The Company covenants and agrees with UBS that Paired Shares delivered by the Company pursuant to settlement events in accordance herewith will be duly authorized, validly issued, fully paid and non-as sessable. The issuance of such Paired Shares will not require the con sent, approval, authorization, registration, or qualification of any government authority, except such as shall have been obtained on or before the delivery date to UBS LLC for the account of UBS in connection with any registration statement filed with respect to any share or otherwise.

Solvency:                    Immediately following the execution of this
                             agreement, the Company will be solvent and able to pay its debts as they mature, will have capital sufficient to carry on business and all businesses in which it engages, and will have assets which will have a present fair market valuation greater than the amount of all of its liabilities.

Allocation between Trust
and SLC: As between the Trust and SLC, (i) any delivery to or by the Company of the Trust Share portion of Paired Shares pursuant to this Confirmation shall be made by delivery to or by the Trust, (ii) any delivery to or by the Company of the SLC share portion of Paired Shares pursuant to this Confirmation shall be made by delivery to or by SLC, and (iii) any delivery to or by the Company of cash pursuant to this Confirmation shall be allocated between the Trust and SLC between and among themselves 95% to or from the Trust and 5% to or from SLC without effect on any obligation of the Company to UBS or on any obligation of UBS to the Company.

Trading Authorization:       The following individuals and /or any individual
                             authorized in writing by the Treasurer of the Company are authorized by the Company to provide trading instructions to UBS LLC for the account of UBS with regard to this transaction.


                             Starwood Lodging Trust:
                                    Ronald Brown

                             Starwood Lodging Corporation:
                                    Alan Schnaid
                                    Nir Margalite

VI.     DELIVERY INSTRUCTIONS:

Party A:                  Chase, NYC
                          UBS Securities LLC
                          ABA 021000021
                          A/C No. ###-##-####
                          Attn:  GED

Party B:                  Harris Bank             Harris Bank
                          Chicago, IL 60603       Chicago, IL 60603
                          ABA # 071000288         ABA #071000288
                          credit account:         credit account:
                          Starwood Lodging Trust  Starwood Lodging Corporation
                          # 416-255-8             # 416-258-2
                          ATTN: Charles McCain    ATTN: Charles McCain

                          Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to Ms. Gale Herzing, 29th. Floor.


Yours faithfully,

Union Bank of Switzerland, London Branch:


By: /s/ R. WEERASEKERA                    By: /s/ ADAM MATTHEWS
  --------------------------------           -----------------------------------
  Name: R. WEERASEKERA                       Name: ADAM MATTHEWS
  Title: Vice President                      Title: VICE PRESIDENT
  Date:                                      Date:

Starwood Lodging Trust:

By:                                       By:
  --------------------------------           -----------------------------------
  Name:                                      Name:
  Title:                                     Title:
  Date:                                      Date:


Starwood Lodging Corporation

By:                                       By:
  --------------------------------           -----------------------------------
  Name:                                      Name:
  Title:                                     Title:
  Date:                                      Date:

                                    SCHEDULE

                                     TO THE
                       MASTER AGREEMENT (THE "AGREEMENT")
                      DATED AS OF OCTOBER 13, 1997 BETWEEN

             UNION BANK OF SWITZERLAND, LONDON BRANCH ("PARTY A") A
                 BANK REGISTERED UNDER THE LAWS OF SWITZERLAND,

                                       AND

STARWOOD LODGING TRUST, A MARYLAND REAL ESTATE INVESTMENT TRUST ("TRUST") AND STARWOOD LODGING CORPORATION ("SLC"), A MARYLAND CORPORATION, (TRUST AND SLC SOMETIMES HEREAFTER REFERRED TO AS "COUNTERPARTY" AND COLLECTIVELY AS "PARTY B")

The parties intend that the only Transaction that shall be subject to this Agreement is the Transaction as provided for in the Forward Stock Contract dated October 13, 1997 Party A and Party B (the "Sole Transaction"), which Forward Stock Contract also constitutes a Confirmation hereunder.

                                     PART 1
                             TERMINATION PROVISIONS

(a) "SPECIFIED ENTITY" means (i) in relation to Party A - none; and (ii) in relation to Party B: - none.

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) of this Agreement, as modified by Part 5(d) herein, will apply to Party A and to Party B. Notwithstanding the provisions of Section 6 of the Agreement, any Cross Default with respect to Party B shall constitute a Mandatory Unwind Event in accordance with the Forward Stock Contract. During any Mandatory Unwind Period resulting from a Cross Default, Party A may not exercise it's "Right to Terminate Following an Event of Default" pursuant to Section 6 of the Agreement unless and until:

        (i) Party B fails to fulfill its obligations to deliver an effective resale Registration Statement as required under the Forward Stock Contract; or

        (ii) any effective resale Registration Statement provided by Party B as required under the Forward Stock Contract is subject to a stop order on Day S or during the Unwind Period; or

        (iii) any event of default under any other unsecured and /or recourse lending agreement involving Party B has occurred and the obligations under such lending agreement have been accelerated;

        provided that the foregoing shall in no way limit Party A's rights upon the occurrence of any other Event of Default by Party B

        "SPECIFIED INDEBTEDNESS" means (i) with respect to Party A, any obligation (whether present or future, contingent or otherwise as principal or surety or otherwise) for the payment or repayment of any money but shall not include obligations in respect of deposits received in the ordinary course of a party's banking business and (ii) with respect to Party B, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) for the payment or repayment of any money under any unsecured and/or recourse lending agreement and involving the Trust and/or SLC.

        "THRESHOLD AMOUNT" means USD10,000,000 (or the equivalent in any other currency or currencies).

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) of this Agreement will apply to Party A and Party B, as modified by Part 5(a) of this Agreement.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) of this Agreement will not apply to Party A or to Party B.

(f)     PAYMENTS ON EARLY TERMINATION for the purpose of Section 6(e) of this
        Agreement: (i) Loss shall apply; and (ii) the Second Method shall apply.

(g) "TERMINATION CURRENCY" means one of the currencies in which payments are required to be made pursuant to a Confirmation in respect of a Terminated Transaction selected by the non-Defaulting Party or the non-Affected Party, as the case may be, or , in the circumstances where there are two Affected Parties, as agreed between the parties, or, failing such agreement as aforesaid, or if the currency so selected is not freely available, the Termination Currency shall be U.S. Dollars.

(h)     ADDITIONAL TERMINATION EVENT. Not applicable.


                                     PART 2
                               TAX REPRESENTATIONS

(a) PAYER TAX REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

        It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to
        Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, PROVIDED that it shall not be a breach of this representation where reliance is placed on sub-clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE TAX REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the representations specified below, if any:

        (i) The following representation will apply to Party A (except when acting through an Office in the United States) and will apply to Party
        B:

                It is fully eligible for the benefits of the "Business Profits" or "Industrial and Commercial Profits" provision, as the case may be, the "Interest" provision or the "Other Income" provision (if any) of the Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in the Specified Jurisdiction. "Specified Treaty" means: Income Tax Convention between the United States of America and Switzerland. "Specified Jurisdiction" means with respect to Party A: the United States of America. "Specified Jurisdiction" means with respect to Party B: Switzerland.

        (ii) The following representation will apply to Party A when acting through an Office in the United States and will apply to Party B:

                Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of trade or business in the Specified Jurisdiction. "Specified Jurisdiction" means: the United States of America.

        (iii) The following representation will apply to Party A when acting through an Office in the United Kingdom and will not apply to Party B:

                (A) It is entering into each Transaction in the ordinary course of its trade as, and is, either (1) a recognized U.K. bank or (2) a recognized U.K. swaps dealer (in either case (1) or (2), for the purposes of the United Kingdom Inland Revenue extra statutory concession C17 on interest and currency swaps dated March 14, 1989), and (B) it will bring into account payments made and received in respect of each Transaction in computing its income for United Kingdom tax purposes.


                                     PART 3
                         AGREEMENT TO DELIVER DOCUMENTS

For the purposes of Sections 3(d), 4(a)(i) and (ii) of this Agreement, each party agrees to supply the following documents:

(a)     Tax forms, documents or certificates to be delivered are:

        Each party agrees to complete, accurately and in a manner reasonably satisfactory to the other party (or any Specified Entity of the other party), and to execute, arrange for any required certification of, and deliver to the other party (or such Specified Entity) (or to such government or taxing authority as the other party (or such Specified Entity) reasonably directs), any form or document that may be required or reasonably requested in order to allow the other party (or such Specified Entity) to make a payment under this Agreement (or a Credit Support Document of the other party or a Specified Entity thereof) without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate, promptly upon the earlier of (i) reasonable demand by the other party (or such Specified Entity) and (ii) learning that the form or document is required.

(b) Other documents to be delivered and covered by the Section 3(d) representation are:

              PARTY A:              None;

              PARTY B: Opinion of Party B's legal counsel in a form satisfactory to Party A; and

              PARTY A AND PARTY B:  Each party shall provide to the other party evidence of the authority and true
                                    signatures of each official or
                                    representative signing this Agreement.


                                     PART 4
                                  MISCELLANEOUS

(a)     ADDRESS FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

        ADDRESS FOR NOTICES OR COMMUNICATIONS TO PARTY A: To the office(s) specified in the relevant Confirmation with a copy of any notice or other communication under Section 5 or 6 to both the London and Zurich Branches of Party A as set out below:

        ZURICH BRANCH                       LONDON BRANCH

        Union Bank of Switzerland           Union Bank of Switzerland
        Bahnhofstrasse 45                   100 Liverpool Street
        8021 Zurich                         London EC2M 2RH
        Attn: HADP - Derivative Operations  Attn: Derivative Legal Group - DELG
        Telex: 814449 UB CH                 Telex:  923333  UBSPDW G

        Address for notices or communications to Party B:

            Starwood Lodging Trust             Starwood Lodging Corporation
            2231 East Camelback Road           2231 East Camelback Road
            Suite 400                          Suite 400
            Phoenix, AZ 85016                  Phoenix, AZ 85016
            Attn: Mr. Ron Brown                Attn:  Mr. Alan Schnaid
            Telecopier: 602-852-0115           Telecopier:   602-852-0115
            Phone: 602-852-3351                Phone: 602-852-3326

(b) PROCESS AGENT. For the purpose of Section 13(c) of this Agreement: Party A appoints as its Process Agent: UBS Securities LLC, 299 Park Avenue, New York, NY 10171, Attention: Legal Department. Party B makes no appointment of Process Agent.

(c) OFFICES. The provisions of Section 10(a) to this Agreement will apply to this Agreement.

(d)     MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:
        Neither Party A or Party B is a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f) CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document in relation to Party A: - not applicable, and in relation to Party B: - The Forward Stock Contract for the Sole Transaction.

(g) CREDIT SUPPORT PROVIDER. Credit Support Provider means in relation to Party A and Party B: Not Applicable.

(h) GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York (without reference to choice of law doctrine).

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement does not apply.

(j) "AFFILIATE" will have the meaning set out in Section 14 of this Agreement.


                                     PART 5

                                OTHER PROVISIONS


(a)     MODIFICATIONS TO THE AGREEMENT.


        (i) MODIFICATIONS TO CERTAIN EVENTS OF DEFAULT AND TERMINATION EVENTS. For the Events of Default and Termination Events listed below, including any modifications in this Schedule, the "Right to Terminate Following an Event of Default", or "Right to Terminate Following Termination Event" shall be modified so that, in lieu of the remedies detailed in Section 6 for Early Termination, settlement shall instead, after any applicable grace period, be effected as if a Mandatory Unwind Event has occurred pursuant to Section VI of the Forward Stock Contract for the Sole Transaction:

                A.    Events of Default:

                      (1)    Section 5(a)(ii), Breach of Agreement
                      (2)    Section 5(a)(iv), Misrepresentation
                      (3)    Section 5(a)(viii) - Merger Without Assumption

               B.     Termination Events:

                      (1)    Section 5(b)(i), Illegality

                      (2)    Section 5(b)(ii), Tax Event
                      (3)    Section 5(b)(iii), Tax Event Upon Merger
                      (4)    Section 5(b)(iv), Credit Event Upon Merger

        (ii) RELATIONSHIP BETWEEN THE PARTIES. This Agreement is hereby amended by the addition of a new Section 15 as follows:

                "15.   RELATIONSHIP BETWEEN THE PARTIES.

                Each party will be deemed to represent to the other party on the date on which it enters into a Transaction (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                      (a) NON RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                      (b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction.

                      (c) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction."

        (iii) BASIC REPRESENTATIONS. Section 3(a) of this Agreement is hereby amended by the deletion of "and" at the end of Section 3(a)(iv); the substitution of a comma for the period at the end of Section 3(a)(v) and the addition of Sections 3(a)(vi) to (ix) as follows:

                      "(vi) ELIGIBLE SWAP PARTICIPANT; LINE OF BUSINESS. It is an "eligible swap participant" as defined in Commodity Futures Trading Commission Rule 35.1(b)(2) (17 C.F.R. 35.1(b)(2)) and it has entered into this Agreement and the Transactions in connection with its business or a line of business (including financial intermediation);

                      (vii) COMPLIANCE WITH INTERNAL INVESTMENT POLICIES. In the case of each Counterparty, each Transaction entered into under this Agreement will be entered into in accordance with, and will at all times comply with, applicable internal investment policies and guidelines from time to time adopted by such Counterparty; and

                      (viii) PURPOSE. In the case of Party B, it has entered into this Agreement (and it will enter into each Transaction hereunder) in connection with exchange rate, interest rate or other price exposures arising in the conduct or financing of its business or in order to manage its assets or liabilities.

        (iv) AGREEMENTS. Section 4 of this Agreement is hereby amended by the addition of Sections 4(f) as follows:

                      "(f) PHYSICAL DELIVERY. In respect of any physically settled Transactions, it will, at the time of delivery, be the legal and beneficial owner, free of liens and other encumbrances, of any securities or commodities it delivers to the other Party."

        (v) EVENTS OF DEFAULT: Section 5 of this Agreement is hereby amended as follows:

                (1) FAILURE TO PAY OR DELIVER. Section 5(a)(i) of this Agreement is hereby amended by the substitution of the following therefor:

                      "FAILURE TO PAY OR DELIVER. Failure by a party to make, when due, any payment under Section 2(a)(i) or 2(e) of this Agreement required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party. Failure by a party to make, when due, any delivery under
                      Section 2(a)(i) of this Agreement required to be made by it if such failure is not remedied on or before the first day that the relevant settlement or clearance system is open for the acceptance and execution of settlement instructions after notice of such failure is given to the party."

                (2) BANKRUPTCY. Section 5(a)(vii) of this Agreement is hereby amended as follows:

                      (A) Section 5(a)(vii)(4) of this Agreement is hereby amended by the insertion of a semi-colon after "liquidation" the first time it appears in such Section and by the deletion of the remainder of such Section; and

                      (B) Section 5(a)(vii)(7) of this Agreement is hereby amended by the substitution of "10" for "30".

         (v) TAX EVENT. Section 5(b)(ii) of this Agreement is hereby amended by the deletion of "or there is a substantial likelihood that it will," from line four thereof.

(b)     SET-OFF.



        (i) In addition to any rights of set-off a party may have as a matter of law or otherwise, upon the occurrence of an Event of Default with respect to Party ("X") hereof (or a provision analogous thereto) or a Termination Event where X is the sole Affected Party, the other party ("Y") shall have the right (but shall not be obliged) without prior notice to X or any other person to set off any obligation of X owing to Y (whether or not arising under this Agreement, whether or not matured, whether or not contingent and regardless of the currency, place of payment or booking office of the obligation) against any obligations of Y owing to X (whether or not arising under this Agreement, whether or not matured, whether or not contingent and regardless of the currency, place of payment or booking office of the obligation).

        (ii) For the purpose of cross-currency set off, Y may convert any obligation to another currency at a market rate determined by Y.

        (iii) Nothing in this paragraph will have the effect of creating a charge or other security interest. This paragraph shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which any party is at any time otherwise entitled (whether by operation of law, contract or otherwise).

(c)     CONSENT TO RECORDING.

        Each Party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the Parties and their Affiliates in connection with this Agreement or any potential Transaction and (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(d)     MODIFICATION TO CROSS DEFAULT.

        Section 5(a)(vi) of this Agreement is hereby amended by the addition of the following subparagraph at the end thereof:



                Any event of default in accordance with the "Credit Agreement" or "Purchase Agreement", as defined below, shall constitute an Event of Default with respect to Party B. "Credit Agreement" means the

                Revolving and Term Loan Credit Facility dated as of September, 1997 among the Trust, as borrower, the Lenders identified therein, and Bankers Trust N.A., as lead agent, as amended, supplemented or restated from time to time. "Purchase Agreement" shall mean the Purchase Agreement dated October 13, 1997 between Party B, Party A and UBS Securities (Portfolio) LLC; or

                Any FINANCIAL COVENANT DEFAULT as more particularly described in Exhibit A attached hereto and incorporated by reference herein.

(e)     ADDITIONAL AGREEMENTS.

                Party B further agrees that Party B will deliver to Party A at the address for notices to Party A provided in Part 4 of this Schedule each notice, document, certificate or other writing as Party B is obligated to furnish to any party in accordance with the terms of the Credit Agreement until all of both parties' obligations under this Agreement (whether absolute or contingent) are fully performed.

IN WITNESS WHEREOF the parties have executed this Schedule on the respective dates specified below with effect from the date specified on the first page of this document.


UNION BANK OF SWITZERLAND,                STARWOOD LODGING TRUST
LONDON BRANCH

BY:                                       BY:   /s/ RONALD C. BROWN
    -----------------------------             -----------------------------
NAME:                                     NAME:  RONALD C. BROWN
TITLE :                                   TITLE: SENIOR VICE PRESIDENT & CFO
DATE:                                     DATE:

                                          STARWOOD LODGING CORPORATION

BY:                                       BY:   /s/ ALAN M. SCHNAID
    -----------------------------             -----------------------------
NAME:                                     NAME:  ALAN M. SCHNAID
TITLE :                                   TITLE: VICE PRESIDENT AND
                                                 CORPORATE CONTROLLER
DATE:                                     DATE:

                Revolving and Term Loan Credit Facility dated as of September, 1997 among the Trust, as borrower, the Lenders identified therein, and Bankers Trust N.A., as lead agent, as amended, supplemented or restated from time to time. "Purchase Agreement" shall mean the Purchase Agreement dated October 13, 1997 between Party B, Party A and UBS Securities (Portfolio) LLC; or

                Any FINANCIAL COVENANT DEFAULT as more particularly described in Exhibit A attached hereto and incorporated by reference herein.

(e)     ADDITIONAL AGREEMENTS.

                Party B further agrees that Party B will deliver to Party A at the address for notices to Party A provided in Part 4 of this Schedule each notice, document, certificate or other writing as Party B is obligated to furnish to any party in accordance with the terms of the Credit Agreement until all of both parties' obligations under this Agreement (whether absolute or contingent) are fully performed.

IN WITNESS WHEREOF the parties have executed this Schedule on the respective dates specified below with effect from the date specified on the first page of this document.


UNION BANK OF SWITZERLAND,                STARWOOD LODGING TRUST
LONDON BRANCH

BY:                                       BY:
    -----------------------------             ----------------------------
NAME:                                     NAME:
TITLE:                                    TITLE:
DATE:                                     DATE:

                                          STARWOOD LODGING CORPORATION

BY:                                       BY:
    -----------------------------             -----------------------------
NAME:                                     NAME:
TITLE:                                    TITLE:
DATE:                                     DATE:

                                                                       EXHIBIT A

 The Company's financial covenant compliance below is based on the Company's 12 months rolling financial data:


 FINANCIAL COVENANTS
 ($ MILLION WHERE APPROPRIATE)  Threshold

 Total Outstanding Debt/Total Value(1)

        9 Months after Closing  <  60%
                                -

        Thereafter              <  50%
                                -

 Secured Debt/Total Value(1)    < 30%

 Secured Recourse Debt          < 15% of Total Value, or < $300 mio. (greater of two)(3)
                                -                        -

 Unsecured Debt                 < Facility plus (greater of 15% of Total Value or $300 mio.)(4)
                                -

 Unencumbered Assets/Unsecured Debt

        9 Months after Closing  > 1.67x
                                -

        Thereafter              > 2.00x
                                -

 Unencumbered Assets plus Secured Recourse Assets/
 Unsecured Debt plus Secured Recourse Debt

        9 Months after Closing  > 1.63x
                                -

        Thereafter              > 2.00x
                                -

 EBITDA/Interest Expense

        9 Months after Closing  > 2.00x
                                -

        Thereafter              > 2.50x
                                -

 Unencumbered EBITDA/Unsecured Interest Expense

        9 Months after Closing  > 2.00x
                                -

        Thereafter              > 2.50x
                                -

 EBITDA/Fixed Charges(2)

        9 Months after Closing  > 2.00x
                                -

        Thereafter              > 2.25x
                                -

 Unencumbered EBITDA/Unsecured Fixed Charges(2)

        9 Months after Closing  > 2.00x
                                -

        Thereafter              > 2.25x
                                -

 Minmum Equity Value            > $591.5 mio. plus 75% of new equity
                                -

 Dividends (both Preferred and  < 85% of FFO or min. amount for REIT status(whichever greater)
 Common) re Starwood Lodging    -

 Dividends (both Preferred      < 85% of FFO or min. amount for REIT status (whichever greater)
 and Common) re the REIT        -

 FINANCIAL COVENANTS (CONTINUED)
 ($ MILLION WHERE APPROPRIATE)             Threshold

 Investment Restrictions

 a) Mortgage Notes/Total Value             < 10%
                                           -
 b) Unimproved Land/Total Value            < 2.5%
                                           -

 c) Hotel Stock Acquistions/Total Value    < 5%
                                           -
 d) Operation Costs of Hotels/Total Value  < 15%
                                           -
 e) Non-Hotel Assets/Total Value           < 2.5%
                                           -
 f) Lines a) through e)/Total Value        < 20%
                                           -
 g) Joint Ventures/Total Value             < 20%
                                           -

1) Total Value defined as the sum of (a) EBITDA capped at 10% for properties owned more than 4 qtrs; plus 95% of cost of subsequent acquisitions;(b) Mortgage Notes;(c) Available Cash; (d) Hotel Renovations; (e) Properties under Construction; (f) Unimproved Land; and
        (g) Eligible Management Assets.

2)      Fixed Charges include Interest Expense, Amortization and Preferred
        Dividends.

Any above capitalized term shall be defined pursuant to the Company's $ 1.2 billion unsecured credit line, evidenced by that certain Credit Agreement by and between the Company as borrower and Bankers Trust as lead agent and dated as of September 10, 1997.

The Financial Covenants will be tested quarterly, only at the end of each fiscal quarter, during the term of the Transaction.




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